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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): June 25, 2001




                       Williams Communications Group, Inc.
             (Exact name of registrant as specified in its charter)



         Delaware                   1-15343                     73-1462856
     (State or other               (Commission               (I.R.S. Employer
     jurisdiction of               File Number)             Identification No.)
     incorporation)



         One Williams Center, Tulsa, Oklahoma                      74172
         (Address of principal executive offices)                (Zip Code)




        Registrant's telephone number, including area code: 918-573-2000




                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

         Williams Communications Group, Inc. (the "Registrant") has announced it has entered into a strategic partnership with iBEAM Broadcasting(R)Corp., a leading provider of streaming communications solutions.


Item 7. Financial Statements and Exhibits.

         The Registrant files the following exhibit as part of this report:

         Exhibit 99.1. Copy of the Registrant's press release, dated June 25, 2001, publicly announcing the event reported herein.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       WILLIAMS COMMUNICATIONS GROUP, INC.




Date: June 27, 2001                    /s/ Shawna L. Gehres
                                       -----------------------------------------
                                       Name:    Shawna L. Gehres
                                       Title:   Assistant Corporate Secretary



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                               INDEX TO EXHIBITS


EXHIBIT
NUMBER    DESCRIPTION
-------   -----------

 99.1. Copy of the Registrant's press release, dated June 25, 2001, publicly announcing the event reported herein.